Fees Summary	Jun. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,375,000.00
Previously Paid Amount	1,684.10
Total Fee Amount	4,747.19
Total Offset Amount	0.00
Net Fee	$ 3,063.09